                                                              EXHIBIT 10.4(g)


                        FIRST AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------


         THIS AMENDMENT is made as of the 26th day of March, 1996, by and between CITIZENS SAVINGS BANK, a Rhode Island savings bank with its principal office located in the City of Providence, Rhode Island ("Lender") and UVEX SAFETY, INC., a Rhode Island corporation, with its principal office located in the Town of Smithfield, Rhode Island ("Borrower").

                          W I T N E S S E T H   T H A T :
                          - - - - - - - - - -   - - - -

         WHEREAS, Borrower has executed and delivered to Lender a certain loan agreement dated September 28, 1995 in the original principal amount of $12,000,000, which is hereby incorporated by reference herein and made a part hereof (the "Loan Agreement");

         WHEREAS, each party desires to amend the Loan Agreement in a manner hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Article 2 of the Loan Agreement is hereby amended by deleting
Section 2.5 in its entirety and replacing it with the following:

                  "2.5 PURPOSE OF THE LOAN. The purpose of the Loan is to finance general corporate and working capital requirements of Borrower."

         2. Article 6 of the Loan Agreement is hereby amended by deleting
Section 6.9 in its entirety and replacing it with the following:

                  "6.9 NET WORTH COVENANT. At all times after April 30, 1996 Borrower shall not allow its ratio of Total Liabilities to Tangible Net Worth to exceed 1.0 to 1.0, Borrower's compliance hereof to be tested by Lender as of June 30, 1996, and on each December 31 thereafter, which ratio will be tested on a consolidated basis."

                  For purposes hereof, consolidated basis shall mean the consolidated basis of Bacou USA, Inc. ("Bacou"), Borrower and all other subsidiaries of Bacou."

         3. Except as otherwise amended hereby, the Loan Agreement shall remain in full force and effect and is in all other respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year indicated above.

                                        CITIZENS SAVINGS BANK


Witnessed: /s/ Ronda Minkin             By:    /s/ Bruce Hallworth
                                        ----------------------------
                                        Title: Senior Vice President

                                        UVEX SAFETY, INC.


Witnessed: /s/ Philip B. Barr, Jr.      By:    /s/ W. Stepan
                                        ---------------------------
                                        Title: President and CEO



                                       13